UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

November 28, 2007

Date of Report (Date of earliest event reported)

A.B. WATLEY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14897	13-3911867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Broad Street, Suite 1728
New York, New York 10004

(Address of principal executive offices, including zip code)

(646) 753-9301

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 28, 2007 A.B. Watley Group, Inc., a Delaware corporation (the “Company”) issued a press release announcing the introduction of its new “Ultimate FX” trading platform designed for retail and professional currency traders. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1	Press release issued by A.B. Watley Group, Inc. on November 28, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.B. WATLEY GROUP INC.

By:	/s/ Robert Malin
Name: Robert Malin
Title: President

Date: November 29, 2007

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